Pledged Assets and Collateral	6 Months Ended
Sep. 30, 2022
Financial Instruments Pledged as Collateral [Abstract]
Pledged Assets and Collateral	PLEDGED ASSETS AND COLLATERAL
At September 30, 2022, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2022
(in millions)
Trading account securities	¥10,660,801
Investment securities	21,525,456
Loans	13,533,656
Other	251,462
Total	¥45,971,375
The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2022
(in millions)
Deposits	¥243,462
Payables under repurchase agreements and securities lending transactions	24,518,082
Other short-term borrowings and long-term debt	21,131,555
Other	78,276
Total	¥45,971,375
At September 30, 2022, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets with a combined carrying value of ¥24,148,629 million were pledged for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and Japanese Banks’ Payment Clearing Network, for derivative transactions and for certain other purposes.
The MUFG Group engages in on-balance sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in Other short-term borrowings and Long-term debt.
At March 31, 2022 and September 30, 2022, the cash collateral pledged for derivative transactions, which is included in Other assets, was ¥2,893,178 million and ¥3,406,298 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥1,017,580 million and ¥2,198,569 million, respectively.